Exhibit 99.1

Verano Enters into Agreements with The Cannabist Company to Acquire One of Its Virginia Licenses and Associated Operations and Its Arizona Operations

Providing Verano Entrance into the Virginia Market Ahead of Adult Use Program Launch and Deeper Footprint in Arizona

CHICAGO, July 29, 2024 – Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced that it has entered into agreements to acquire all of the ownership interests of three subsidiaries of The Cannabist Company Holdings Inc. (Cboe CA: CBST) (OTCQX: CBSTF) (“The Cannabist Company”), one of the most experienced cultivators, manufacturers and retailers of cannabis products in the U.S. Two subsidiaries, 203 Organix, L.L.C. and Salubrious Wellness Center, Inc. (together, the “Arizona Operations”) operate in Arizona, and the third subsidiary, Columbia Care Eastern Virginia LLC, operates in Virginia (the “Virginia Operations”).

Deal Highlights

●	The Virginia Operations include one cultivation and production facility and six dispensaries.

○	Virginia’s cannabis program is uniquely and attractively structured in that the Commonwealth is split into five Health Service Areas (HSAs) with only one cannabis operator and retailer permitted to service each HSA.
○	Verano will become the sole cannabis operator and retailer for HSA 5 in Eastern Virginia.
○	HSA 5 is home to nearly two million residents, serving populated areas such as Virginia Beach, Chesapeake, and Norfolk.
○	Virginia’s legal cannabis program permits home delivery throughout the Commonwealth as well as wholesale opportunities to other HSAs, providing Verano the ability to serve patients statewide.
○	Total consideration for the Virginia Operation, subject to adjustment, is $90 million. Upon Closing, Verano will pay closing consideration of $20 million in cash, $40 million in Class A subordinate voting shares, and issue a $30 million promissory note.

●	The Arizona Operations include one cultivation facility, one production facility, and two dispensaries.

○	Verano’s total Arizona cultivation footprint will expand to 90,000 square feet across three facilities.
○	Verano will operate eight dispensaries in Arizona adding one in Tempe and one in Prescott.
○	Total consideration for the Arizona Operations is $15 million, payable in cash.

●	Once closed, the acquisitions will bring Verano’s geographic footprint to 14 states, 15 cultivation and production facilities, and 150 dispensaries.

The Cannabist Company will maintain its Virginia operations in the Richmond region (HSA 4), with approximately 80,000 square feet of cultivation and manufacturing capacity, five retail locations in operation and one in development. Upon exit of the Arizona market, the Cannabist Company’s operational footprint will be in 13 markets, including previously announced divestitures that are subject to future closing.

Verano Management Commentary

“Today’s agreement further diversifies Verano’s portfolio, which, since the company’s inception, has remained focused on expanding our business into limited-license markets to scale both our wholesale and retail operations,” said George Archos, Verano Chairman and Chief Executive Officer. “This opportunity greatly increases Verano’s growth trajectory as we gain access to the coveted market of Virginia ahead of an adult use program and deepens our footprint in Arizona. With Virginia, we will be in a prime position to once again take advantage of the extraordinary growth that is expected to come with an adult use program launch.”

The Cannabist Company Management Commentary

“We are pleased to have reached an agreement and look forward to welcoming Verano to the robust Virginia market. As mentioned in previous announcements, we are continuing to optimize our footprint as we target building a better business, which includes deleveraging our balance sheet. We will retain our five existing retail locations in the Richmond, Virginia area, with one additional location in development, as well as our cultivation and manufacturing facility. We are so proud of what our Eastern Virginia and Arizona teams have accomplished and look forward to seeing the Verano team support their continued successes,” said David Hart, CEO of The Cannabist Company.

Closing of the acquisitions pursuant to the acquisition agreements for the Arizona Operations and the Virginia Operations are each subject to closing conditions, including approval of applicable regulatory bodies.

About Verano

Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, including Cabbage Club™, an innovative annual membership program offering exclusive benefits for cannabis consumers. Verano produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, (the) Essence™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 13 production facilities with over 1,000,000 square feet of cultivation capacity. Learn more at Verano.com.

Contacts:

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

investors@verano.com

Media

Verano

Steve Mazeika

Vice President, Communications

Steve.Mazeika@verano.com

312-348-4430

About The Cannabist Company (f/k/a Columbia Care)

The Cannabist Company, formerly known as Columbia Care, is one of the most experienced cultivators, manufacturers and providers of cannabis products and related services, with licenses in 13 U.S. jurisdictions. The Company operates 95 facilities including 73 dispensaries and 22 cultivation and manufacturing facilities, including those under development and assuming the closure of announced divesture transactions. Columbia Care, now The Cannabist Company, is one of the original multi-state providers of cannabis in the U.S. and now delivers industry-leading products and services to both the medical and adult-use markets. In 2021, the Company launched Cannabist, its retail brand, creating a national dispensary network that leverages proprietary technology platforms. The company offers products spanning flower, edibles, oils and tablets, and manufactures popular brands including Seed & Strain, Triple Seven, Hedy, gLeaf, Classix, Press, and Amber. For more information, please visit www.cannabistcompany.com.

Investors

The Cannabist Company

Lee Ann Evans

SVP, Capital Markets

investor@cannabistcompany.com

Media

The Cannabist Company

Lindsay Wilson

SVP, Communications

media@cannabistcompany.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s and The Cannabist Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s and The Cannabist Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company and The Cannabist Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s and The Cannabist Company’s annual reports on Form 10-K for the year ended December 31, 2023, their quarterly reports on Form 10-Q for the quarter ended March 31, 2024 and any subsequent quarterly reports on Form 10-Q, in each case, filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company and The Cannabist Company do not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or The Cannabist Company or persons acting on their behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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